Exhibit 99.1
EMPLOYMENT AGREEMENT
     THIS EMPLOYMENT AGREEMENT (the “Agreement”), made as of this 10th day of July, 2007, is entered into by Bookham, Inc., a Delaware corporation with its principal place of business at 2584 Junction Avenue, San Jose, California 95134 (the “Company”), and Alain Couder (the “Employee”).
     The Company desires to employ the Employee, and the Employee desires to be employed by the Company. In consideration of the mutual covenants and promises contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties to this Agreement, the parties agree as follows:
     1.      Term of Employment. The Company hereby agrees to employ the Employee, and the Employee hereby accepts employment with the Company, upon the terms set forth in this Agreement, for the period commencing on August 13, 2007 (the “Commencement Date”) and ending when terminated in accordance with the provisions of Section 4 (such period, the “Employment Period”).
     2.      Title; Capacity. The Employee shall serve as President and Chief Executive Officer of the Company with the duties and responsibilities customarily assigned to such position and such other duties and responsibilities as the Company’s Board of Directors (the “Board”) shall from time to time reasonably assign to the Employee. The Employee shall be based at the Company’s headquarters in San Jose, California. The Employee shall be subject to the supervision of, and shall have such authority as is delegated to the Employee by, the Board.
     The Employee hereby accepts such employment and agrees to undertake the duties and responsibilities inherent in such position and such other duties and responsibilities as the Board shall from time to time reasonably assign to the Employee. The Employee agrees to devote his entire business time, attention and energies to the business and interests of the Company during the Employment Period, except for (i) non-executive positions held as of the Commencement Date, which include positions with Sanmina-SCI Corporation and Solid Information Technology, Inc., and (ii) such other roles only with the prior consent of the Board, which consent shall not be unreasonably withheld. The Employee agrees to abide by the rules, regulations, instructions, personnel practices and policies of the Company and any changes therein which may be adopted from time to time by the Company.
     3.      Compensation and Benefits.
          3.1      Salary. The Company shall pay the Employee, in periodic installments in accordance with the Company’s customary payroll practices, a base salary at the annualized rate of $500,000 (the “Base Salary”) for the one-year period commencing on the Commencement Date. Such salary shall be subject to adjustment thereafter as determined by the Board.

          3.2      Bonus. During each fiscal year, the Employee shall be eligible for a bonus, the target aggregate amount of which will be up to 100% of the Base Salary earned by the Employee for such fiscal year and which amount may be measured and paid annually or over shorter periods. The actual amount of the bonus will be based on achievement of individual and company performance targets pre-determined by the Compensation Committee of the Board.
          3.3      Equity Grants. The Company shall grant to the Employee (i) an option to purchase an aggregate of 475,000 shares of common stock of the Company, which shall vest based on the continued performance of services with 25% of such shares vesting on the one-year anniversary of the grant date and the remainder vesting in equal monthly installments over the following three-year period, (ii) 187,500 shares of restricted stock, which shares shall vest based on the continued performance of services with 25% of such shares vesting on the one-year anniversary of the grant date and the remainder vesting in equal monthly installments over the following three-year period and (iii) within 90 days of the Commencement Date, 187,500 shares of restricted stock which shares shall vest based on the achievement of performance targets, which performance targets shall be mutually agreed upon by the Company and the Employee. The equity grants shall be subject to the approval of the Compensation Committee of the Board. The exercise price for the options shall be equal to the closing price of the Company’s common stock on the Nasdaq Global Market on the Commencement Date. The equity grants shall be subject to the terms and conditions of the Company’s 2004 Stock Incentive Plan, as amended, and the applicable stock option and restricted stock agreements to be entered into between the Company and the Employee. The applicable stock option and restricted stock agreements shall provide that the awards become fully vested and free from all forfeiture provisions upon a Change in Control of the Company (as defined in Exhibit A attached hereto).
          3.4      Fringe Benefits. The Employee shall be entitled to participate in all benefit programs that the Company establishes and makes available to its U.S. employees, if any, to the extent that Employee’s position, tenure, salary, age, health and other qualifications make him eligible to participate. The Employee will receive such other benefits, including vacation, holidays and sick leave, as Bookham generally provides to its United States employees.
          3.5      Reimbursement of Expenses. The Company shall reimburse the Employee for all reasonable travel, entertainment and other expenses incurred or paid by the Employee in connection with, or related to, the performance of his duties, responsibilities or services under this Agreement, in accordance with policies and procedures, and subject to limitations, adopted by the Company from time to time.
          3.6      Withholding. All salary, bonus and other compensation payable to the Employee shall be subject to applicable withholding taxes.

     4.      Termination of Employment Period. The employment of the Employee by the Company pursuant to this Agreement shall terminate upon the occurrence of any of the following:
          4.1      At the election of the Company, for Cause (as defined below), immediately upon written notice by the Company to the Employee, which notice shall identify the Cause upon which the termination is based. For the purposes of this Section 4.1, “Cause” shall mean (a) a good faith finding by the Company that (i) the Employee has failed to perform his assigned duties for the Company or (ii) the Employee has engaged in dishonesty, gross negligence or misconduct, or (b) the conviction of the Employee of, or the entry of a pleading of guilty or nolo contendere by the Employee to, any crime involving moral turpitude or any felony;
          4.2      At the election of the Employee, for Good Reason (as defined below). For the purposes of this Section 4.2, “Good Reason” for termination shall mean (i) a material diminution in the Employee’s Base Salary without the prior consent of the Employee, (ii) a material diminution in the Employee’s authority, duties or responsibilities without the prior consent of the Employee, other than as allowed under Section 4.5, (iii) a material breach by the Company of the terms of this Agreement or (iv) a material change in the geographic location where the Employee is providing services without the prior consent of the Employee. In order to establish “Good Reason” for a termination, the Employee must provide notice to the Company of the existence of the condition giving rise to the “Good Reason” within 90 days following the initial existence of the condition, and the Company has 30 days following receipt of such notice to remedy such condition.
          4.3      Upon the death or disability of the Employee. As used in this Agreement, the term “disability” shall mean the inability of the Employee, due to a physical or mental disability, for a period of 90 days, whether or not consecutive, during any 360-day period to perform the services contemplated under this Agreement, with or without reasonable accommodation as that term is defined under state or federal law. A determination of disability shall be made by a physician satisfactory to both the Employee and the Company, provided that if the Employee and the Company do not agree on a physician, the Employee and the Company shall each select a physician and these two together shall select a third physician, whose determination as to disability shall be binding on all parties;
          4.4      At the election of the Employee, upon not less than 60 days’ written notice of termination.
          4.5      At the election of the Company, immediately upon written notice of termination.

     5.      Effect of Termination.
          5.1      Payments Upon Termination.
          (a)      In the event the Employee’s employment is terminated pursuant to Section 4.1, 4.3, or 4.4, the Company shall pay to the Employee the compensation and benefits otherwise payable to him under Section 3 through the last day of his actual employment by the Company.
          (b)      In the event the Employee’s employment is terminated by the Employee pursuant to Section 4.2 or by the Company pursuant to Section 4.5, the Company shall (i) pay to the Employee an amount equal to his annual salary as in effect on the date of termination, which amount shall be payable in equal monthly installments over the 12-month period following the Employee’s termination (subject to the following paragraph) and (ii) continue to provide to the Employee the other benefits owed to him under Section 3.4 (to the extent such benefits can be provided to non-employees, or to the extent such benefits cannot be provided to non-employees, then the cash equivalent thereof) until the date 12 months after the date of termination, provided that to the extent such payments are reimbursements to the Employee of medical expenses incurred by the Employee as described in Treasury Regulation Section 1.409A-1(b)(9)(v)(B), reimbursements may not be made beyond the period of time during which the Employee would be entitled (or would, but for such arrangement be entitled) to COBRA continuation coverage under a group health plan of the Company. The payment to the Employee of the amounts and benefits payable under this Section 5.1(b) (x) shall be contingent upon the execution by the Employee of a separation agreement and release in a form reasonably acceptable to the Company and (y) shall constitute the sole remedy of the Employee in the event of a termination of the Employee’s employment in the circumstances set forth in this Section 5.1(b).
Payments to the Employee under this Section 5.1(b) shall be bifurcated into two portions, consisting of the portion, if any, that includes the maximum amount of the payments that does not constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and the portion, if any, that includes the excess of the total payments and that does constitute nonqualified deferred compensation. Payments hereunder shall first be made from the portion that does not consist of nonqualified deferred compensation until such portion is exhausted and then shall be made from the portion that does constitute nonqualified deferred compensation. Notwithstanding the foregoing, because the Employee is a “specified employee” as defined in Section 409A(a)(3)(B)(i) of the Code, the commencement of the delivery of the portion that constitutes nonqualified deferred compensation will be delayed to the date that is 6 months and one day after the Employee’s termination of employment (the “Earliest Payment Date”). Any payments that are delayed pursuant to the preceding sentence shall be paid pro rata during the period beginning on the Earliest Payment Date and ending on the date that is 12 months following termination of the Employee’s employment. The determination of whether, and the extent to which, any of the payments to be made to the Employee hereunder are nonqualified deferred compensation shall be made after the application of all applicable exclusions under Treasury Reg. § 1.409A-1(b)(9). Any payments that are intended to qualify for the exclusion for separation pay due to involuntary separation from service set forth in Treasury Regulation Section 1.409A-1(b)(9)(iii) must be paid no later than the last day of the second taxable year of the Employee following the taxable year of the Employee in which the Employee’s termination of employment occurs.
          5.2      Survival. The provisions of Section 5.1(b) and Section 6 shall survive the termination of this Agreement.
     6.      Non-Solicitation.
          6.1      Restricted Activities. For a period of 12 months after the termination or cessation of the Employee’s employment for any reason, the Employee will not directly or indirectly, either alone or in association with others (i) solicit, or permit any organization directly or indirectly controlled by the Employee to solicit, any employee of the Company to leave the employ of the Company, or (ii) solicit for employment, hire or engage as an independent contractor, or permit any organization directly or indirectly controlled by the Employee to solicit for employment, hire or engage as an independent contractor, any person who was employed by the Company at any time during the term of the Employee’s employment with the Company; provided, that this clause (ii) shall not apply to the solicitation, hiring or engagement of any individual whose employment with the Company has been terminated for a period of six months or longer.
          6.2      Extension. If the Employee violates the provisions of Section 6.1, the Employee shall continue to be bound by the restrictions set forth in Section 6.1 until a period of 12 months has expired without any violation of such provisions.
          6.3      Interpretation. If any restriction set forth in Section 6.1 is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.
          6.4      Equitable Remedies. The Employee acknowledges that the restrictions contained in this Section 6 are necessary for the protection of the business and goodwill of the Company and are considered by the Employee to be reasonable for such purpose. The Employee agrees that any breach of this Section 6 is likely to cause the Company substantial and irrevocable damage which is difficult to measure. Therefore, in the event of any such breach or threatened breach, the Employee agrees that the Company, in addition to such other remedies which may be available, shall have the right to obtain an injunction from a court restraining such a breach or threatened breach and the right to specific performance of the provisions of this Section 6 without posting a bond and the Employee hereby waives the adequacy of a remedy at law as a defense to such relief.

     7.      Proprietary Information and Developments. The Employee shall execute, simultaneously with the execution of this Agreement, or otherwise upon the request of the Company, the Company’s customary form of non-disclosure and assignment of inventions agreement.
     8.      Other Agreements. The Employee represents that his performance of all the terms of this Agreement and the performance of his duties as an employee of the Company do not and will not breach any agreement with any prior employer or other party to which the Employee is a party (including without limitation any nondisclosure or non-competition agreement). Any agreement to which the Employee is a party relating to nondisclosure, non-competition or non-solicitation of employees or customers is listed on Exhibit B attached hereto.
     9.      Miscellaneous.
          9.1      Notices. Any notices delivered under this Agreement shall be deemed duly delivered four business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent for next-business day delivery via a reputable nationwide overnight courier service, in each case to the address of the Company set forth in the introductory paragraph hereto or the residence address of the Employee most recently filed with the Company, as the case may be. Either party may change the address to which notices are to be delivered by giving notice of such change to the other party in the manner set forth in this Section 9.1.
          9.2      Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns and pronouns shall include the plural, and vice versa.
          9.3      Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements and understandings, whether written or oral, relating to the subject matter of this Agreement.
          9.4      Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Employee.
          9.5      Section 409A. This Agreement is intended to comply with the provisions of Section 409A and the Agreement shall, to the extent practicable, be construed in accordance therewith. Terms defined in the Agreement shall have the meanings given such terms under Section 409A if and to the extent required in order to comply with Section 409A. No payments to be made under this Agreement may be accelerated or deferred except as specifically permitted under Section 409A. In the event that the Agreement shall be deemed not to comply with Section 409A, then neither the Company, the Board nor its or their designees or agents shall be liable to the Employee or other person for actions, decisions or determinations made in good faith.
          9.6      Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California (without reference to the conflicts of laws provisions thereof). Any claim or controversy arising out of or relating to this Agreement or any breach thereof, including any claim for discrimination under any local, state or federal employment discrimination law, except as specifically excluded herein, shall be settled by non-binding arbitration in San Jose, California and administered by the American Arbitration Association under its Employment Arbitration Rules and Mediation Procedures. The award rendered in any arbitration proceeding held under this Section 9.6 shall be non-binding, unless the parties mutually agree that the award rendered in such arbitration proceeding shall be binding, in which case judgment upon the award may be entered in any court having jurisdiction thereof. Claims for workers’ compensation or unemployment compensation benefits are not covered by this Section 9.6. Also not covered by this Section 9.6 are claims by the Company or by the Employee for temporary restraining orders or preliminary injunctions (“temporary equitable relief”) in cases in which such temporary equitable relief would be otherwise authorized by law, including, but not limited to, claims for equitable relief arising out of a breach of Sections 6 and/or 7 of this Agreement. Both the Company and the Employee expressly waive any right that any party either has or may have to a jury trial of any dispute arising out of or in any way related to this Agreement or any breach thereof. Any action, suit or other legal proceeding arising under or relating to any provision of this Agreement shall be commenced only in a court of the State of California (or, if appropriate, a federal court located within California), and the Company and the Employee each consents to the jurisdiction of such a court.
          9.7      Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of both parties and their respective successors and assigns, including any corporation with which, or into which, the Company may be merged or which may succeed to the Company’s assets or business, provided, however, that the obligations of the Employee are personal and shall not be assigned by him.
          9.8      Waivers. No delay or omission by the Company in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.
          9.9      Captions. The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.
          9.10      Severability. In case any provision of this Agreement shall be invalid, illegal or otherwise unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired thereby.
     THE EMPLOYEE ACKNOWLEDGES THAT HE HAS CAREFULLY READ THIS AGREEMENT AND UNDERSTANDS AND AGREES TO ALL OF THE PROVISIONS IN THIS AGREEMENT.
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth above.

BOOKHAM, INC.
By:	/s/ Peter Bordui
	Name:	Peter Bordui
	Title:	Chairman of the Board

EMPLOYEE
/s/ Alain Couder
Name:	Alain Couder

EXHIBIT A
          As used herein, “Change in Control” shall mean:
          (i) the sale of all or substantially all of the assets of the Company;
          (ii) a merger, consolidation, reorganization, recapitalization or share exchange involving the Company with any corporation where, as a result of the transaction, the voting securities of the Company outstanding immediately prior thereto do not continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity including the holding company of such entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity immediately after such transaction;
          (iii) the sale, transfer or disposition of any then outstanding shares of the Company’s stock where, as a result of such sale, transfer or disposition, the existing shareholders do not continue to hold as a group stock representing more than fifty percent (50%) of the Company’s total voting securities, either directly, or indirectly; or
          (iv) any change in the composition of the Board of Directors of the Company such that the Continuing Directors (as defined below) cease to constitute a majority of the Board. “Continuing Directors” shall mean those directors appointed to the Board who (a) are members of the Board of Directors on the date hereof or (b) are nominated or elected subsequent to the date hereof by at least a majority of the directors who were Continuing Directors at the time of any such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided that a director shall not be a Continuing Director where the director’s initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or contests by or on behalf of a person other than the Board.

EXHIBIT B
Sanmina-SCI Corporation
Solid Information Technology, Inc.